EXHIBIT 99.2

                    SWISS RE FINANCIAL PRODUCTS CORPORATION
                               55 East 52nd Street
                            New York, New York 10055
                    Fax: (917) 322-7201/Phone: (212) 407-7322


DATE:  March 29, 2007

TO:    Countrywide Home Loans, Inc. ("Party B")
       4500 Park Granada
       Calabasas, CA  91302

       Attention: Documentation Unit

FROM:  Swiss Re Financial Products Corporation ("Party A")

RE:    CORRIDOR TRANSACTION - Class A-1A Certificates

Our Reference Number: 1365946

Dear Sir or Madam:

      The purpose of this letter agreement is to confirm the terms and conditions of the Transaction entered into between Countrywide Home Loans, Inc. and Swiss Re Financial Products Corporation (each a "party" and together "the parties") on the Trade Date specified below (the "Transaction").

This letter agreement constitutes a "Confirmation" and the definitions and provisions contained in the 2000 ISDA Definitions (the "Definitions") as published by the International Swaps and Derivatives Association, Inc., ("ISDA") are incorporated into this Confirmation. In the event of any inconsistency between the Definitions and this Confirmation, this Confirmation will govern. This Confirmation will be governed by and subject to the terms and conditions which would be applicable if, prior to the Trade Date, the parties had executed and delivered an ISDA Master Agreement (Multicurrency-Cross Border), in the form published by ISDA in 1992 (the "Master Agreement"), with the attached Schedule B as the Schedule to the Master Agreement and the modifications provided below (collectively, the "Agreement"). In the event of any inconsistency between the provisions of the Master Agreement and this Confirmation and the attached Schedule B, this Confirmation will govern.

Capitalized terms used and not defined in this Confirmation, the ISDA Master Agreement, the Credit Support Annex or the Definitions shall have the meanings given to such terms in the Pooling and Servicing Agreement, dated as of March 1, 2007 among CWABS, Inc., as depositor, Countrywide Home Loans Servicing LP., as master servicer, Countrywide Home Loans, Inc., as a seller, Park Granada LLC, as a seller, Park Monaco Inc., as a seller, Park Sienna LLC, as a seller, and The Bank of New York, as trustee (the "Pooling and Servicing Agreement").

In this Confirmation "Party A" means Swiss Re Financial Products Corporation and "Party B" means Countrywide Home Loans, Inc.


1. This Confirmation evidences a complete binding agreement between the parties as to the terms of the Transaction to which this Confirmation relates. In addition, each party represents to the other party and will be deemed to represent to the other party on the date on which it enters into a Transaction that

(absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary for that Transaction):

(i) Principal. In the case of Party A, and Party B it is acting as principal and not as agent when entering into the Transaction.

(ii) Non-Reliance. In the case of both parties, it is acting for its own account, it has made its own independent decisions to enter into the Transaction and as to whether the Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisors as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into the Transaction; it being understood that information and explanations related to the terms and conditions of the Transaction shall not be considered investment advice or a recommendation to enter into the Transaction. No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of that Transaction.

(iii) Evaluation and Understanding. It is capable of evaluating and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of the Agreement and the Transaction. It is also capable of assuming, and assumes, the financial and other risks of the Agreement and the Transaction.

(iv) Status of Parties. The other party is not acting as an agent, fiduciary or advisor for it in respect of that Transaction.


2. The terms of the particular Transaction to which this Confirmation relates are as follows:


      Notional Amount:                        The amount set forth on the
                                              attached Amortization Schedule,
                                              Schedule A

      Trade Date:                             March 20, 2007

      Effective Date:                         March 29, 2007

      Termination Date:                       December 25, 2008, subject to
                                              adjustment in accordance with the
                                              Following Business Day Convention.

Fixed Amounts:

      Fixed Rate Payer:                       Party B

      Fixed Rate Payer Payment Date:          March 29, 2007

      Fixed Amount:                           USD 15,000

Floating Amounts:

      Floating Rate Payer:                    Party A

      Cap Rate:                               With respect to any Calculation
                                              period, the amount set forth for
                                              such period on Schedule A attached
                                              hereto under the heading Cap Rate
                                              (%)

      Floating Rate Payer Period End Dates:   The 25th day of each month,
                                              subject to adjustment in
                                              accordance with the Following
                                              Business Day Convention.

      Floating Rate Payer Payment Dates:      Two (2) Business Days prior to
                                              each Period End Date, commencing
                                              on April 23, 2007

      Floating Rate Option:                   USD-LIBOR-BBA; provided, however,
                                              that if the Floating Rate
                                              determined from such Floating Rate
                                              Option for any Calculation Period
                                              is greater an 9.00% then the
                                              Floating Rate for such Calculation
                                              Period shall be deemed to be
                                              9.00%.

      Designated Maturity:                    One month

      Spread:                                 None

      Floating Rate Day Count Fraction:       Actual/360

      Reset Dates:                            The first day of each Calculation
                                              Period.

      Compounding:                            Inapplicable

Business Days for payment:                    New York

Calculation Agent:                            Party A; provided, however, that
                                              if an Event of Default occurs with
                                              respect to Party A, then Party B
                                              shall be entitled to appoint a
                                              financial institution which would
                                              qualify as a Reference
                                              Market-maker to act as Calculation
                                              Agent (such financial institution
                                              subject to Party A's consent).


3.    Recording of Conversations

Each party (i) consents to the recording of the telephone conversations of trading and marketing personnel of the parties, (ii) agrees to obtain any necessary consent of, and give notice of such recording to, such personnel of it, and (iii) agrees that recordings may be submitted in evidence in any proceedings relating to this Agreement or any potential Transaction.

4.    Account Details:

      Account for payments to Party A:        JPMorgan Chase Bank
                                              SWIFT: CHASUS33
                                              Account of: Swiss Re Financial
                                                          Products
                                              Account No.: 066-911184
                                              ABA# 021000021

      Account for payments to Party B:        As per Party B's standard
                                              settlement instructions.


5. Offices:

      The Office of Party A for this
      Transaction is:                         New York, NY

      The Office of Party B for this
      Transaction:                            New York, NY

6. This Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

    Please promptly confirm that the foregoing correctly sets forth the terms of the Transaction entered into between us by executing this Confirmation and returning it to us by facsimile to:

                     Swiss Re Financial Products Corporation
                      Attention: Derivatives Documentation
                    Fax: (917) 322-7201 Phone: (212) 407-7322


Swiss Re Financial Products Corporation       Accepted and confirmed as of the
                                              date first written:

                                              Countrywide Home Loans, Inc.



By: /s/ Shaun Lynch                           By: /s/ Michael Smith
---------------------------------------       ----------------------------------
Name: Shaun Lynch                             Name:   Michael Smith
---------------------------------------       ----------------------------------
Title: Authorized Signatory                   Title:  MD, Valuation and Analysis
---------------------------------------       ----------------------------------

Schedule A to the Confirmation dated as March 29, 2007
Re: Reference Number: 1365946

Between Swiss Re Financial Products Corporation and Countrywide Home Loans, Inc. ("Party B").

Amortization Schedule, subject to adjustment in accordance with the Following Business Day Convention


------------------- ----------------- ------------------------ -----------------
From and including  To but excluding   Notional Amount (USD)     Cap Rate (%)
------------------- ----------------- ------------------------ -----------------
     29-Mar-07          25-Apr-07         184,585,000.00            8.35339
------------------- ----------------- ------------------------ -----------------
     25-Apr-07          25-May-07         182,364,188.00            7.51791
------------------- ----------------- ------------------------ -----------------
     25-May-07          25-Jun-07         178,987,432.00            7.27525
------------------- ----------------- ------------------------ -----------------
     25-Jun-07          25-Jul-07         174,447,737.00            7.51761
------------------- ----------------- ------------------------ -----------------
     25-Jul-07          25-Aug-07         168,743,713.00            7.27496
------------------- ----------------- ------------------------ -----------------
     25-Aug-07          25-Sep-07         161,879,781.00            7.27482
------------------- ----------------- ------------------------ -----------------
     25-Sep-07          25-Oct-07         153,866,329.00            7.51715
------------------- ----------------- ------------------------ -----------------
     25-Oct-07          25-Nov-07         144,719,836.00            7.27451
------------------- ----------------- ------------------------ -----------------
     25-Nov-07          25-Dec-07         134,462,941.00            7.51682
------------------- ----------------- ------------------------ -----------------
     25-Dec-07          25-Jan-08         123,131,679.00            7.27419
------------------- ----------------- ------------------------ -----------------
     25-Jan-08          25-Feb-08         111,492,583.00            7.27417
------------------- ----------------- ------------------------ -----------------
     25-Feb-08          25-Mar-08         100,072,489.00            7.77330
------------------- ----------------- ------------------------ -----------------
     25-Mar-08          25-Apr-08          88,867,158.00            7.25611
------------------- ----------------- ------------------------ -----------------
     25-Apr-08          25-May-08          77,871,602.00            7.49796
------------------- ----------------- ------------------------ -----------------
     25-May-08          25-Jun-08          67,083,051.00            7.25606
------------------- ----------------- ------------------------ -----------------
     25-Jun-08          25-Jul-08          56,497,640.00            7.49790
------------------- ----------------- ------------------------ -----------------
     25-Jul-08          25-Aug-08          46,111,574.00            7.25600
------------------- ----------------- ------------------------ -----------------
     25-Aug-08          25-Sep-08          35,921,129.00            7.25597
------------------- ----------------- ------------------------ -----------------
     25-Sep-08          25-Oct-08          25,922,651.00            7.49781
------------------- ----------------- ------------------------ -----------------
     25-Oct-08          25-Nov-08          16,112,553.00            7.25592
------------------- ----------------- ------------------------ -----------------
     25-Nov-08          25-Dec-08          6,487,315.00             7.49775
------------------- ----------------- ------------------------ -----------------

Schedule B to the Confirmation dated as of March 29, 2007
Re: Reference Number: 1365946

Between Swiss Re Financial Products Corporation ("Party A") and Countrywide Home Loans, Inc. ("Party B").


Part 1.  Termination Provisions.

(a)   "Specified Entity" means in relation to Party A for the purpose of the
      Agreement:

      Section 5(a)(v): None.
      Section 5(a)(vi): None.
      Section 5(a)(vii): None.
      Section 5(b)(iv): None.

      and in relation to Party B for the purpose of the Agreement:

      Section 5(a)(v): None.
      Section 5(a)(vi): None.
      Section 5(a)(vii): None.
      Section 5(b)(iv): None.

(b) "Specified Transaction" will have the meaning specified in Section 14 of the Agreement.

(c) The "Breach of Agreement" provisions of Section 5(a)(ii) of the Agreement will be inapplicable to Party B.

(d) The "Credit Support Default" provisions of Section 5(a)(iii) of the Agreement will be inapplicable to Party B.

(e) The "Misrepresentation" provisions of Section 5(a)(iv) of the Agreement will be inapplicable to Party B.

(f) The "Default Under Specified Transaction" provisions of Section 5(a)(v) of the Agreement will be inapplicable to Party A and Party B.

(g) The "Cross Default" provisions of Section 5(a)(vi) of the Agreement will be inapplicable to Party A and Party B.

(h) The "Credit Event Upon Merger" provisions of Section 5(b)(iv) of the Agreement will be inapplicable to Party A and Party B.

(i) The "Automatic Early Termination" provision of Section 6(a) of the Agreement will be inapplicable to Party A and Party B

(j)   Payments on Early Termination. For the purpose of Section 6(e) of the
      Agreement:

      (i)  Market Quotation will apply; and
      (ii) The Second Method will apply.

(k)   "Termination Currency" means United States Dollars.

(l) "Additional Termination Event" will not apply, except as provided in Part 5(k) hereof, any confirmation and in the Regulation AB Agreement as defined in Part 5(m) hereof.

Part 2. Tax Representations.

      Payer Representations. For the purpose of Section 3(e) of the Agreement, Party A and B will not make any representations.

      Payee Representations. For the purpose of Section 3(f) of the Agreement, the following representations are made:

      (i) Party A represents that it is a corporation organized under the laws of the State of Delaware.

      (ii) Party B represents that it is a "United States person" as such term is defined in Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended.


Part 3. Agreement to Deliver Documents.

For the purpose of Sections 4(a)(i) and (ii) of the Agreement, Party A and Party B agree to deliver the following documents, as applicable:

(a) Tax forms, documents or certificates to be delivered are:

--------------------------- ---------------------------------------------------- ----------------------------
Party Required to Deliver     Form/Document/Certificate                            Date by Which
Document                                                                           to be Delivered
--------------------------- ---------------------------------------------------- ----------------------------
Party A and Party B         Any form or document required or reasonably         Promptly upon reasonable
                            requested to allow the other party to make          Demand by the other party.
                            payments under the Agreement without any
                            deduction or withholding for or on account
                            of any Tax, or with such deduction or
                            withholding at a reduced rate.
--------------------------- ---------------------------------------------------- ----------------------------

(b) Other documents to be delivered and covered by the Section 3(d) representation are:--

---------------------------- --------------------------------- ---------------------------- -------------------------
Party required to deliver    Form/Document/or Certificate      Date by which to be          Covered by Section 3(d)
                                                               delivered                    representation
---------------------------- --------------------------------- ---------------------------- -------------------------
Party A                      Certified copy of the Board of    Concurrently with the        Yes
                             Directors resolution (or          execution and delivery of
                             equivalent authorizing            the Confirmation.
                             documentation) which sets forth
                             the authority of each signatory
                             to the Confirmation signing on
                             its behalf and the authority of
                             such party to enter into
                             Transactions contemplated and
                             performance of its obligations
                             hereunder.
---------------------------- --------------------------------- ---------------------------- -------------------------
Party A and Party B          Incumbency Certificate (or, if    Concurrently with the        Yes
                             available the current             execution and delivery of
                             authorized signature book or      the Confirmation unless
                             equivalent authorizing            previously delivered and
                             documentation) specifying the     still in full force and
                             names, titles, authority and      effect.
                             specimen signatures of the
                             persons authorized to execute
                             the Confirmation which sets
                             forth the specimen signatures
                             of each signatory to the
                             Confirmation signing on its
                             behalf.
---------------------------- --------------------------------- ---------------------------- -------------------------
Party A                      The Guaranty of Swiss             Concurrently with the        No
                             Reinsurance Company ("Swiss       execution and delivery of
                             Re"), dated as of the date        the Confirmation.
                             hereof, issued by Swiss Re as
                             Party A's Credit Support
                             Provider (in the form annexed
                             hereto as Exhibit A).
                                       ---------
---------------------------- --------------------------------- ---------------------------- -------------------------
Party B                      The Pooling and Servicing         Concurrently with the        No
                             Agreement.                        execution and delivery of
                                                               the Confirmation.
---------------------------- --------------------------------- ---------------------------- -------------------------

Part 4. Miscellaneous.

(a)   Addresses for Notices. For the purposes of Section 12(a) of the Agreement:

      Addresses for notices or communications to Party A and to Party B shall be those set forth on the first page of the Confirmation.

(b)   Process Agent. For the purpose of Section 13(c) of the Agreement:

      Party A appoints as its Process Agent: None.
      Party B appoints as its Process Agent: None.

(c) Offices. With respect to Party A, the provisions of Section 10(a) of the Agreement will apply.

(d)   Multibranch Party. For the purpose of Section 10(c) of the Agreement:

      Party A is not a Multibranch Party.

      Party B is not a Multibranch Party.

(e) Credit Support Document. Details of any Credit Support Document: Guaranty of Swiss Re dated as of the date hereof in the form annexed hereto as Exhibit A.

(f)   Credit Support Provider.

      Credit Support Provider means in relation to Party A: Swiss Re. Credit Support Provider means in relation to Party B: None.

(g) Governing Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York (without reference to conflicts of law provisions thereof).

(h) Netting of Payments. Subparagraph (ii) of Section 2(c) of the Agreement will apply to the Transaction evidenced by the Confirmation.

(i) "Affiliate" will have the meaning specified in Section 14 of the Agreement.

(j) Jurisdiction. Section 13(b) of the Agreement is hereby amended by: (i) deleting in the second line of subparagraph (i) thereof the word "non-": and (ii) deleting the final paragraph thereof.

Part 5. Other Provisions.

(a) Modifications to the Agreement. Section 3(a) of the Agreement shall be amended to include the following additional representations after paragraph 3(a)(v):

      (vi) Eligible Contract Participant etc. It is an "eligible contract participant" as defined in Section 1a(12) of the U.S. Commodity Exchange Act (7 U.S.C. 1a), as amended by the Commodity Futures Modernization Act of 2000 and the Transaction evidenced hereby has been the subject of individual negotiations and is intended to be exempt from, or otherwise not subject to regulation thereunder.

(b) Waiver of Right to Trial by Jury. Each party hereby irrevocably waives any and all rights to trial by jury in any legal proceeding arising out of or relating to this Agreement or any Transaction hereunder.

(c) Absence of Litigation. In Section 3(c) of the Agreement the words "or any of its Affiliates" shall be deleted.

(d) Tax Event. In Section 5(b)(ii)(y) of the Agreement the words ", or there is a substantial likelihood that it will," shall be deleted.

(e)   Fully-paid Party Protected.

      Notwithstanding the terms of Sections 5 and 6 of the Agreement, if Party B has satisfied its payment obligations under Section 2(a)(i) of the Agreement, then unless Party A is required pursuant to appropriate proceedings to return to Party B or otherwise returns to Party B upon demand of Party B any portion of such payment, the occurrence of an event described in Section 5(a) of the Agreement with respect to Party B with respect to this Transaction shall not constitute an Event of Default or Potential Event of Default with respect to Party B as the Defaulting Party. For purposes of the Transaction to which this Confirmation relates, Party B's only payment obligation under Section 2(a)(i) of the Agreement is to pay the Fixed Amount on the Fixed Rate Payer Payment Date.

(f)   Proceedings.

      Party A shall not institute against or cause any other person to institute against, or join any other person in instituting against, CWABS Asset-Backed Certificates Trust 2007-4, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any federal or state bankruptcy, dissolution or similar law, for a period of one year and one day following indefeasible payment in full of the CWABS Asset-Backed Certificates Trust 2007-4, Class A-1A Certificates (the "Securities").

(g)   Set-off.

      The provisions for Set-off set forth in Section 6(e) of the Agreement shall not apply for purposes of this Transaction.

(h)   Section 1(c)

      For purposes of Section 1(c) of the Agreement, this Transaction shall be the sole Transaction under the Agreement.

(i)   [Reserved]

(j)   Amendment to ISDA Form.

      The "Failure to Pay or Deliver" provision in Section 5(a)(i) of the Agreement is hereby amended by deleting the word "third" in the third line thereof and inserting the word "first" in place thereof.

(k)   Regulation AB Compliance.

      Party A and Party B agree that the terms of the Item 1115 Agreement dated as of January 26, 2006 (the "Regulation AB Agreement"), between Countrywide Home Loans, Inc., CWABS, Inc., CWMBS, Inc., CWALT, Inc., CWHEQ, Inc. and Swiss Re Financial Products Corporation shall be incorporated by reference into this Agreement so that Party B shall be an express third party beneficiary of the Regulation AB Agreement. A copy of the Regulation AB Agreement is attached hereto as Annex B.

                                                                       Annex A
                                                                       ---------

                                    GUARANTY
                                    --------

To: The Bank of New York, not in an individual capacity, but solely as Corridor Contract Administrator for CWABS Asset-Backed Certificates Trust 2007-4 (Class A-1A Certificates) (the "Rated Securities").

1. The undersigned, SWISS REINSURANCE COMPANY, a Swiss company (the "Guarantor"), hereby absolutely and unconditionally guarantees the prompt payment as and when due of all obligations of its indirect, wholly-owned subsidiary SWISS RE FINANCIAL PRODUCTS CORPORATION, a Delaware corporation ("THE GUARANTEED SUBSIDIARY") under, in connection with or ancillary to a long form confirmation (Reference Number 1365946) dated as of March 29, 2007 between the Beneficiary and THE GUARANTEED SUBSIDIARY as amended or restated from time to time (the "Agreements") which support the issuance of the Rated Securities. In this Guarantee these obligations are referred to as the "Guaranteed Obligations". This Guarantee is given solely for the benefit of, and is enforceable only by, the Beneficiary or any trustee as assignee of the Beneficiary to which this Guarantee has been validly assigned in accordance with applicable law and who is acting as trustee for the investors in the Rated Securities.

2. This Guarantee constitutes a Guarantee of payment and not of collection and is not conditional or contingent upon any attempts to collect from, or pursue or exhaust any rights or remedies against, THE GUARANTEED SUBSIDIARY. A demand for payment hereunder may at the Beneficiary's option be made in writing addressed to the Chief Financial Officer of the Guarantor. This Guarantee is not however dependent in any way on the manner of the demand for payment. Delay in making a claim will not affect the Guarantor's obligations under this Guarantee unless the relevant legal limitation period has expired.

3. This Guarantee constitutes, and is intended by the Guarantor to constitute, an unlimited non-accessory undertaking (,,unbeschrankte, nicht akzessorische Verpflichtung") within the meaning of Article 111 of the Swiss Code of Obligations (,CO`) and is not a mere surety (,,Burgschaft") within the meaning of Article 492 et seq of the CO.

4. Notwithstanding any reference to the obligations of THE GUARANTEED SUBSIDIARY, the Guarantor's obligations under this Guarantee are its absolute and independent obligations as a primary obligor. Payment of a claim hereunder is required as soon as the Guaranteed Obligations are due and payable.

5. To the extent that any event or circumstance would give rise to any legal or equitable discharge, defence or other rights of the Guarantor under this Guarantee, but which event or circumstance would not give rise to any discharge, defence or other rights of THE GUARANTEED SUBSIDIARY under the Agreements, the Guarantor hereby fully waives, subject to paragraph 7 below, such discharge, defence, or other rights and the Guarantor's liability hereunder shall continue as if such event or circumstance had not arisen.

6. The Guarantor further agrees, subject to paragraph 7 below, that to the extent that any event or circumstance gives rise to any legal or equitable discharge, defence or other rights available to both the Guarantor under the Guarantee and THE GUARANTEED SUBSIDIARY under the Agreements, the Guarantor hereby agrees to waive such discharge, defense or other rights against the Beneficiary, until such time as all the Guaranteed Obligations in relation to the same event or circumstance have been fully met as required to protect investors in the Rated Securities.

7. Notwithstanding any other provision of this Guarantee, the Guarantor will have the right, prior to making any payment under this Guarantee, to (a) assert such rights of offset as are set forth in the Agreements to the extent that such rights relate to amounts due and payable by the Beneficiary to THE GUARANTEED SUBSIDIARY and not to amounts which are subject to dispute; and (b) defend manifestly fraudulent claims under this Guarantee made by the Beneficiary.

8. This Guarantee will continue in full force and effect in relation to all Guaranteed Obligations until all the Guaranteed Obligations have been satisfied in full. For the avoidance of doubt, all Guaranteed Obligations entered into by THE GUARANTEED SUBSIDIARY during the term of this Guarantee shall be honoured in accordance with this Guarantee and shall be binding on the Guarantor and its successors and assigns. This Guarantee may be amended only as necessary to reflect changes to the Guaranteed Obligations which are validly agreed to by the Beneficiary (or the trustee as assignee of the Beneficiary) in accordance with the terms of the Rated Securities, including any requirement to obtain the consent of some or all of the investors in the Rated Securities.

9. If any payment by THE GUARANTEED SUBSIDIARY is avoided, recaptured or reduced as a result of insolvency or any similar event affecting creditors rights generally having occurred in respect of THE GUARANTEED SUBSIDIARY, the Guarantor's liability under this Guarantee shall continue as if the avoided, recaptured or reduced payment had not occurred.

10. Upon payment by the Guarantor to the Beneficiary of any amount due under this Guarantee, the Guarantor shall be entitled to require the assignment to it of the rights of the Beneficiary against THE GUARANTEED SUBSIDIARY to the extent satisfied by such payment, and the Beneficiary will take at the Guarantor's expense such steps as the Guarantor may reasonably require to implement such assignment. The Guarantor shall not exercise any rights against THE GUARANTEED SUBSIDIARY which it may acquire in consequence of such payment and assignment unless and until all the Guaranteed Obligations to the Beneficiary shall have been paid in full.

11. This Guarantee is governed and will be construed in accordance with Swiss law. The exclusive place of jurisdiction for any legal proceeding hereunder shall be Zurich, Switzerland.


IN WITNESS WHEREOF, the Guarantor has caused this Guarantee to be executed in its name as of the 29th day of March, 2007.


                                              SWISS REINSURANCE COMPANY

Annex B

                              Item 1115 Agreement

     Item 1115 Agreement dated as of January 26, 2006 (this "Agreement"), between COUNTRYWIDE HOME LOANS, INC., a New York corporation ("CHL"), CWABS, INC., a Delaware corporation ("CWABS"), CWMBS, Inc., a Delaware corporation ("CWMBS"), CWALT, Inc., a Delaware corporation ("CWALT"), CWHEQ, Inc., a Delaware corporation ("CWHEQ") and SWISS RE FINANCIAL PRODUCTS CORPORATION, as counterparty (the "Counterparty").

                                   RECITALS

          WHEREAS, CWABS, CWMBS, CWALT and CWHEQ each have filed Registration Statements on Form S-3 (each, a "Registration Statement") with the Securities and Exchange Commission (the "Commission") for purposes of offering mortgage backed or asset-backed notes and/or certificates (the "Securities") through special purpose vehicles (each, an "SPV").

          WHEREAS, from time to time, on the closing date (the "Closing Date") of a transaction pursuant to which Securities are offered (each, a "Transaction"), the Counterparty and CHL or an underwriter or dealer with respect to the Transaction, enter into certain derivative agreements (each, a "Derivative Agreement"), including interest rate or currency swaps, for purposes of providing certain yield enhancements that are assigned to the SPV or the related trustee on behalf of the SPV or a swap or corridor contract administrator (each, an "Administrator").

          NOW, THEREFORE, in consideration of the mutual agreements set forth herein and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereby agree as follows:

Section 1. Definitions

          Company Information: As defined in Section 4(a)(i).

          Company Financial Information: As defined in Section 2(a)(ii).

          Depositor: Means CWABS, CWMBS, CWALT or CWHEQ with respect to the related Registration Statement for which the entity of the registrant.

          GAAP: As defined in Section 3(a)(v).

          EDGAR: The Commission's Electronic Data Gathering, Analysis and Retrieval system.

          Exchange Act: The Securities Exchange Act of 1934, as amended and the rules and regulations promulgated thereunder.

          Exchange Act Reports: All Distribution Reports on Form 10-D, Current Reports on Form 8-K and Annual Reports on Form 10-K that are to be filed with respect to the related SPV pursuant to the Exchange Act.

          Master Agreement: The ISDA Master Agreement between the Counterparty and CHL, or if no such Master Agreement exists, the ISDA Master Agreement assumed to apply to the Derivative Agreement pursuant to its terms.

          Prospectus Supplement: The prospectus supplement prepared in connection with the public offering and sale of the related Securities.

          Regulation AB: Subpart 229.1100 - Asset Backed Securities (Regulation AB), 17 C.F.R. ss.ss.229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (Jan. 7, 2005)) or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

          Securities Act: The Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

Section 2. Information to be Provided by the Counterparty.

     (a)  Prior to printing the related Prospectus Supplement,

          (i) the Counterparty shall provide to the related Depositor such information regarding the Counterparty, as a derivative instrument counterparty, as is reasonably requested by the related Depositor for the purpose of compliance with Item 1115(a)(1) of Regulation AB. Such information shall include, at a minimum:

               (A)  The Counterparty's legal name (and any d/b/a);

               (B)  the organizational form of the Counterparty;

               (C) a description of the general character of the business of the Counterparty;

               (D) a description of any material legal or governmental proceedings pending (or known to be contemplated) against the Counterparty which may have a material impact on the Counterparty's ability to perform under the related Derivative Agreement;

               (E) a description of any affiliation or relationship between the Counterparty and any of the following parties:

                    (1) CHL (or any other sponsor identified to the Counterparty by CHL);

                    (2) the related Depositor (as identified to the Counterparty by CHL);

                    (3)  the SPV;

                    (4) Countrywide Home Loans Servicing LP (or any other servicer or master servicer identified to the Counterparty by CHL);

                    (5) The Bank of New York (or any other trustee identified to the Counterparty by CHL);

                    (6)  any originator identified to the Counterparty by CHL;

                    (7) any enhancement or support provider identified to the Counterparty by CHL; and

                    (8) any other material transaction party identified to the Counterparty by CHL.

          (ii) if requested by the related Depositor for the purpose of compliance with Item 1115(b) with respect to a Transaction, the Counterparty shall:

               (A)  provide the financial data required by Item 1115(b)(1) or
                    (b)(2) of Regulation AB (as specified by the related Depositor to the Counterparty) with respect to the Counterparty (or any entity that consolidates the Counterparty) and any affiliated entities providing derivative instruments to the SPV (the "Company Financial Information"), in a form appropriate for use in the Prospectus Supplement and in an EDGAR-compatible form; and

               (B) if applicable, cause its accountants to issue their consent to the filing of such financial statements in the Registration Statement.

     (b)  Following the Closing Date with respect to a Transaction,

          (i) (I) no later than the 25th calendar day of each month, the Counterparty shall (i) notify the related Depositor in writing of (A) any material litigation or governmental proceedings pending against the Counterparty which may have a material impact on the Counterparty's ability to perform, under the related Derivative Agreement or (B) any affiliations or relationships that develop following the Closing Date between the Counterparty and any of the parties specified in Section 2(a) (i) (E) (and any other parties identified in writing by the related Depositor) and (ii) provide to the related Depositor a description of such proceedings, affiliations or relationships as described in Section 2(b)(i)(I)(i); and

          (ii) if the Counterparty provided Company Financial Information to the related Depositor for the Prospectus Supplement, within 5 Business Days of the release of any updated financial data, the Counterparty shall (1) provide current Company Financial Information as required under Item

               1115(b) of Regulation AB to the related Depositor in an EDGAR-compatible form, and (2) if applicable, cause its accountants to issue their consent to filing or incorporation by reference of such financial statements in the Exchange Act Reports of the SPV;

         (iii) if the related Depositor requests Company Financial
               Information from the Counterparty, for the purpose of compliance with Item 1115(b) of Regulation AB following the Closing Date, the Counterparty shall upon five Business Days written notice either (A), (1) provide current Company Financial Information as required under Item 1115(b) of Regulation AB to the related Depositor in an EDGAR-compatible form, (2) if applicable, cause its accountants to issue their consent to filing or incorporation by reference of such financial statements in the Exchange Act Reports of the SPV and
               (3) within 5 Business Days of the release of any updated financial data, provide current Company Financial Information as required under Item 1115(b) of Regulation AB to the related Depositor in an EDGAR-compatible form and if applicable, cause its accountants to issue their consent to filing or incorporation by reference of such financial statements in the Exchange Act Reports of the SPV or (B) assign the Derivative Agreement as provided below.

     (c) Prior to printing of any Prospectus Supplement, CHL and Depositor will inform the Counterparty of the scope and extent of the information that they need to receive from the Counterparty for use in the related Prospectus Supplement for the purpose of compliance with Item 1115 of Regulation AB (the "Scope of Information"). CHL and the Depositor acknowledge that the Counterparty need not undertake any review of the related Prospectus Supplement (other than with respect to the Company Information and/or the Company Financial Information) in connection with its provision of the Company Information and/or the Company Financial Information.

Section 3. Representations and Warranties and Covenants of the Counterparty.

     (a) The Counterparty represents and warrants to the related Depositor, as of the date on which information is first provided to the related Depositor under Section 2(a) (ii), Section 2(b) (ii) or Section 2(b)
          (iii) (A), that, except as disclosed in writing the related Depositor prior to such date:

          (i) The accountants who certify the financial statements and supporting schedules included in the Company Financial Information (if applicable) are independent registered public accountants as required by the Securities Act.

          (ii) If applicable, the financial statements included in the Company Financial Information present fairly the consolidated financial position of the Counterparty (or the entity that consolidates the Counterparty) and its consolidated subsidiaries as at the dates indicated and the consolidated results of their operations and cash flows for the periods specified; except as otherwise stated in the Company Financial Information, said financial statements have been prepared in conformity with generally accepted accounting principles ("GAAP") applied on a consistent basis; and the supporting schedules included in the Company Financial Information present fairly in accordance with GAAP the information required to be stated therein. The selected financial data and summary financial information included in the Company Financial Information present fairly the information shown therein and have been compiled on a basis consistent with that of the audited financial statements of the Counterparty.

         (iii) The Company Financial Information and other Company
               Information included or incorporated by reference in the Registration Statement (including through filing on an Exchange Act Report), at the time they were or hereafter are filed with the Commission, complied in all material respects with the requirements of Item 1115(b) of Regulation AB (in the case of the Company Financial Information) and, did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     (b) The Counterparty agrees that the terms of this Agreement shall be incorporated by reference into any Derivative Agreement so that each SPV who is a beneficiary of a Derivative Agreement shall be an express third party beneficiary of this Agreement.

Section 4. Indemnification; Remedies

     (a) The Counterparty shall indemnify CHL and the related Depositor, each person responsible for the preparation, execution or filing of any report required to be filed with the Commission with respect to such SPV, or for execution of a certification pursuant to Rule 13a-14(d) or Rule 15d-14(d) under the Exchange Act; each person who controls any of such parties (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act); and the respective present and former directors, officers, employees and agents of each of the foregoing, and shall hold each of them harmless from and against any losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain arising out of or based upon:

          (i) (A) any untrue statement of a material fact contained or alleged to be contained in any information, report, certification, accountants' consent or other material provided in written or electronic form under Section 2 by or on behalf of the Counterparty (collectively, the "Company Information"), or (B) the omission or alleged omission to state in the Company

               Information a material fact required to be stated in the Company Information or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; or

          (ii) any breach by the Counterparty of a representation or warranty set forth in Section 3(a) and made as of a date prior to the Closing Date, to the extent that such breach is not cured by the Closing Date, or any breach by the Counterparty of a representation or warranty pursuant to Section 3 to the extent made as of a date subsequent to the Closing Date.

     (b) (i) Any failure by the Counterparty to deliver any information, report, certification, accountants' consent or other material when and as required under Section 2 or any breach by the Counterparty of a representation or warranty set forth in
               Section 3 and made as of a date prior to the Closing Date, to the extent that such breach is not cured by the Closing Date (or in the case of information needed for purposes of printing the Prospectus Supplement, the date of printing of the Prospectus Supplement), or any breach by the Counterparty of a representation or warranty pursuant to Section 3 to the extent made as of a date subsequent to such closing date, shall, except as provided in clause (ii) of this paragraph, immediately and automatically, without notice or grace period, constitute an Additional Termination Event (as defined in the Master Agreement) with the Counterparty as the sole Affected Party (as defined in the Master Agreement) under the Derivative Agreement. Following such termination, a termination payment (if any) shall be payable by the applicable party as determined by the application of Section 6(e)(ii) of the Master Agreement, with Market Quotation and Second Method being the applicable method for determining the termination payment (notwithstanding anything in the Derivative Agreement to the contrary).

          (ii) If the Counterparty has failed to deliver any information, report, certification or accountants' consent when and as required under Section 2, which continues unremedied for the lesser of ten calendar days after the date on which such information, report, certification or accountants' consent was required to be delivered or such period in which the applicable Exchange Act Report for which such information is required can be timely filed (without taking into account any extensions permitted to be filed), and the Counterparty has not, at its own cost, within the period in which the applicable Exchange Act Report for which such information is required can be timely filed caused another entity (which meets any applicable ratings threshold in the Derivative Agreement) to replace the Counterparty as party to the Derivative Agreement that (i) has signed an agreement with CHL and the Depositors substantially in the form of this Agreement, (ii) has agreed to deliver any information, report, certification or accountants' consent when and as required under Section 2 hereof and (iii) is approved by the Depositor (which approval shall not be unreasonably withheld) and any rating agency, if applicable, on terms substantially similar to the Derivative Agreement, then an Additional Termination Event (as defined in the Master Agreement) shall have occurred with the Counterparty as the sole Affected Party. Following such termination, a termination payment (if any) shall be payable by the applicable party as determined by the application of Section 6(e)(ii) of the Master Agreement, with Market Quotation and Second Method being the applicable method for determining the termination payment (notwithstanding anything in the Derivative Agreement to the contrary).

         (iii) In the event that the Counterparty or the SPV has found a replacement entity in accordance with Section 2(b)(ii), the Counterparty shall promptly reimburse the SPV for all reasonable incidental expenses incurred by the SPV, as such are incurred, in connection with the termination of the Counterparty as counterparty and the entry into a new Derivative Instrument. The provisions of this paragraph shall not limit whatever rights the SPV may have under other provisions of this Agreement or otherwise, whether in equity or at law, such as an action for damages, specific performance or injunctive relief.

     (c) CHL and the related Depositor shall indemnify the Counterparty, each person who controls the Counterparty (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act); and the respective present and former directors, officers, employees and agents of each of the foregoing, and shall hold each of them harmless from and against any losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain arising out of or based upon (A) any untrue statement of a material fact contained or alleged to be contained in the related Prospectus Supplement (other than the Company Information), or (B) the omission or alleged omission to state in related Prospectus Supplement (other than the Company Information) a material fact required to be stated in the Prospectus Supplement or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

Section 5. Miscellaneous.

     (a)  Construction. Throughout this Agreement, as the context requires,
          (a) the singular tense and number includes the plural, and the plural tense and number includes the singular; (b) the past tense includes the present, and the present tense includes the past; and
          (c) references to parties, sections, schedules, and exhibits mean the parties, sections, schedules, and exhibits of and to this Agreement. The section headings in this Agreement are inserted only as a matter of convenience, and in no way define, limit, extend, or interpret the scope of this Agreement or of any particular section.

     (b) Assignment. None of the parties may assign their rights under this Agreement without the prior written consent of the other parties. Subject to the foregoing, this

          Agreement shall be binding on and inure to the benefit of the parties and their respective successors and permitted assigns.

     (c) No Third-Party Benefits Except as Specified. None of the provisions of this Agreement are intended to benefit, or to be enforceable by, any third-party beneficiaries except the related SPV and any trustee of an SPV or any Administrator.

     (d) Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York without regard to the conflict of laws principles thereof.

     (e) Amendment and Waiver. This Agreement may not be modified or amended except by an instrument in writing signed by the parties hereto. No waiver of any provision of this Agreement or of any rights or obligations of any party under this Agreement shall be effective unless in writing and signed by the party or parties waiving compliance, and shall be effective only in the specific instance and for the specific purpose stated in that writing.

     (f) Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     (g) Additional Documents. Each party hereto agrees to execute any and all further documents and writings and to perform such other actions which may be or become necessary or expedient to effectuate and carry out this Agreement.

     (h) Severability. Any provision hereof which is prohibited or unenforceable shall be ineffective only to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof.

     (i) Integration. This Agreement contains the entire understanding of the parties with respect to the subject matter hereof. There are no restrictions, agreements, promises, representations, warranties, covenants or undertakings with respect to the subject matter hereof other than those expressly set forth or referred to herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to its subject matter.

          IN WITNESS WHEREOF, the parties hereto have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

                                    CWABS, INC.


                                    By: /s/ Ruben Avilez
                                        -------------------------------
                                        Name:  Ruben Avilez
                                        Title:  Vice President



                                    CWMBS, INC.


                                    By: /s/ Ruben Avilez
                                        -------------------------------
                                        Name:  Ruben Avilez
                                        Title:  Vice President



                                    CWALT, INC.


                                    By: /s/ Ruben Avilez
                                        -------------------------------
                                        Name:  Ruben Avilez
                                        Title:  Vice President



                                    CWHEQ, INC.


                                    By: /s/ Ruben Avilez
                                        -------------------------------
                                        Name:  Ruben Avilez
                                        Title:  Vice President



                                    COUNTRYWIDE HOME LOANS, INC.


                                    By: /s/ Ruben Avilez
                                        -------------------------------
                                        Name:  Ruben Avilez
                                        Title:  Vice President

                                    SWISS RE FINANCIAL PRODUCTS CORPORATION


                                    By: /s/ Philip A. Lotz
                                        -------------------------------
                                        Name:  Philip A. Lotz
                                        Title:  President